UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 25, 2023

ESS TECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On September 21, 2023, ESS Tech, Inc. (the “Company”) entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with Honeywell ACS Ventures LLC (“Honeywell Ventures”), an affiliate of Honeywell International Inc. (“Honeywell”). Pursuant to the Purchase Agreement, Honeywell has invested $27.5 million in the Company and the Company issued 16,491,754 shares of common stock, $0.0001 par value per share (“Common Stock”), and a warrant to issue up to 10,631,633 shares of Common Stock (the “Investment Warrant”) to Honeywell Ventures. Pursuant to the Purchase Agreement and also as further consideration for the licensing by UOP LLC (“UOP”), an affiliate of Honeywell, of certain intellectual property to the Company pursuant to the License Agreement (defined below), the Company has issued a warrant to issue up to 6,269,955 shares of Common Stock (the “IP Warrant”) to UOP. The Investment Warrant has an exercise price of $1.89, and the IP Warrant has an exercise price of $2.90. Each warrant will expire on September 21, 2028. The Purchase Agreement also contains representations, warranties and covenants in connection with the transaction.
The description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.
Item 3.02    Unregistered Sales of Equity Securities.
The disclosure required by this Item is included in Item 1.01 of this report and is incorporated herein by reference.
On September 21, 2023, the Company and UOP also entered into a Master Supply Agreement, pursuant to which UOP may purchase equipment supplied by the Company (the “Supply Agreement”). Pursuant to the Supply Agreement, the Company has also agreed to issue additional warrants to purchase Common Stock to UOP, consisting of (i) an initial performance warrant to issue up to 775,760 shares of Common Stock, issued on September 21, 2023 in exchange for a pre-payment of equipment by UOP in the amount of $15,000,000, and (ii) additional performance warrants (not to exceed an aggregate value of $15,000,000 based on target purchase amounts of up to $300,000,000 by 2030) to be issued on an annual basis for the five-year period beginning in 2026, based on UOP’s purchase of additional equipment after execution of the Supply Agreement (the “Performance Warrants”). The initial Performance Warrant has an exercise price of $1.45 and the additional Performance Warrants will have an exercise price equal to the volume-weighted average price of the Company’s Common Stock for the last fifteen (15) trading days of the relevant calendar year for which such Performance Warrant is being issued. The initial Performance Warrant will expire on September 21, 2028 and each additional Performance Warrant will have a five-year term from its respective date of issuance.
The description of the warrants is qualified in its entirety by reference to the full text of such documents, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.
The shares of Common Stock and the warrants were offered and sold pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 thereunder, in a transaction not involving any public offering. The Company will rely on this exemption from registration based in part on representations made by Honeywell Ventures and UOP. The shares of Common Stock, warrants, and warrant shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, warrants or warrant shares or any other securities of the Company.
Item 7.01    Regulation FD Disclosure.
On September 25, 2023, the Company issued a press release (the “Press Release”) announcing the partnership with Honeywell. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 8.01    Other Events.
On September 21, 2023, the Company and UOP also entered into a Joint Development Agreement (the “Joint Development Agreement”), pursuant to which the Company and UOP have agreed to work together to collaborate and engage in certain research and development activities generally related to flow battery technology, (the “License Agreement”), and a Patent License Agreement, pursuant to which UOP will license certain licenses to the Company. The Company and Honeywell Ventures also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will use its commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission for the resale of shares of Common Stock, warrants and warrant shares issued and issuable to Honeywell

Ventures and UOP under the Purchase Agreement and Supply Agreement. Under the Registration Rights Agreement, Honeywell Ventures is also entitled to piggyback registration rights.
The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.
Cautionary Note on Forward-Looking Statements
This Current Report contains forward-looking statements that are subject to a number of risks and uncertainties related to the Company, including related to the Company’s collaboration with Honeywell, UOP’s future purchases of equipment from the Company, and the future issuances of Performance Warrants. Actual results may differ materially from those set forth herein, including due to issues related to the Company’s collaboration with Honeywell, Honeywell’s opting not to purchase additional equipment under the Supply Agreement, and other risks and uncertainties detailed in the risk factors included in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and in other filings with the SEC made by the Company. Except as required by law, the Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.
99.1	Press Release
104	Cover page interactive data file

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: September 25, 2023

ESS TECH, INC.

By:	/s/ Anthony Rabb
Name:	Anthony Rabb
Title:	Chief Financial Officer